UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

En2Go International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-50480	98-0389557
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14128 Colfax Avenue Studio City, California	91604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 985-2417

                               Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

        Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

        Act (17 CFR 240.13e-4(c))

Explanatory Statement

This Amendment (the “Amendment”) amends Item 4.01 of the Current Report on Form 8-K of En2Go International, Inc., a Nevada corporation (the “Company”), which was originally filed on November 16, 2007 (the “Original Filing”).  The Company has filed this Amendment to amend Item 4.01 in its entirety and to include a copy of the former accountant’s letter as an exhibit to this report.  Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete text of Item 4.01 as amended is set forth below. The remainder of the Original Filing is unchanged and is not reproduced in this Amendment.

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of previous independent registered public accounting firm.

(i)  On November 5, 2007, the Company determined to change its principal independent registered public accounting firm because of the new location of the Company.  Accordingly, on November 9, 2007, the firm of Vellmer & Chang, Chartered Accountants (“Vellmer & Chang”), was dismissed as the principal independent registered accounting firm for En2Go International, Inc. (the “Company”).  As discussed below, the Company has engaged a new principal independent registered public accounting firm to audit its financial statements for the fiscal year ended August 31, 2007.

(ii)  Vellmer & Chang’s reports on the Company’s financial statements as of and for the fiscal years ended August 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for the fiscal years ended August 31, 2006 and 2005 each contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

(iii)  The Board of Directors recommended and approved the decision to change the Company’s principal independent registered public accounting firm.

(iv)  In connection with its audit for the fiscal years ended August 31, 2006 and 2005 and during the subsequent interim period through November 9, 2007, there were: (1) no disagreements with Vellmer & Chang on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Vellmer & Chang, would have caused Vellmer & Chang to make reference to the subject matter of the disagreements in connection with its reports; and (2) no events of the type listed in paragraph (B) of Item 304(a)(1)(iv) of Regulation S-B.

 (iv)  As required under the Securities and Exchange Commission regulations, the Company has provided Vellmer & Chang with a copy of this Item and requested Vellmer & Chang to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree.  Vellmer & Chang’s letter is filed as Exhibit 16.1 to this Form 8-K/A report.

(b) Engagement of new principal independent registered public accounting firm.

(i)  On November 5, 2007, the Company engaged the firm of Chisholm, Bierwolf & Nilson LLC (“CB&N”), as its new principal independent registered accounting firm to audit the Company’s financial statements for the fiscal year ended August 31, 2007.  The Company’s Board of Directors recommended and approved the engagement of CB&N.

(ii)  During the Company’s fiscal years ended August 31, 2006 and 2005 and through November 5, 2007, the Company did not consult CB&N with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit

No.

Title of Document

Location

16.1

Letter from Vellmer & Chang to the U.S. Securities

This Filing

And Exchange Commission dated December 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En2Go International, Inc.

Date: December 5, 2007

By: /s/ Paul Fishkin

Paul Fishkin

President, Chief Executive Officer and

Chief Financial Officer

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